                                                                   EXHIBIT 10.23


                      FORBEARANCE AND AMENDMENT NUMBER ONE
                    TO ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

         This Forbearance and Amendment Number One to Accounts Receivable Purchase Agreement (this "Forbearance Agreement"), dated as of May 29, 2002, is entered into by and among the following parties:

                  (a)      XETEL CORPORATION, a Delaware corporation (the
                           "Seller");

                  (b)      SILICON VALLEY BANK ("Buyer").

                                    RECITALS

         A. The Seller and Buyer have entered into that certain Accounts Receivable Purchase Agreement, dated as of April 9, 2002 (the "Purchase Agreement"), pursuant to which Buyer agreed to purchase accounts receivable from Seller, subject to the terms of the Purchase Agreement.

         B. Prior to the date of this Forbearance Agreement, Events of Default have occurred, as described in clauses (a) and (b) below, and are anticipated to occur, as described in clause (c) below, under the Purchase Agreement by reason of the following acts or omissions:

                           (a) the Seller's continuing failure to comply with its covenant in Section 6.2(A) of the Purchase Agreement, resulting in an Event of Default under Section 9(E) of the Purchase Agreement;

                           (b) Seller received monies in payment of Purchased Receivables and failed to transfer and deliver the same to Buyer; instead Borrower used such monies for Seller's working capital purposes, all in breach of Section 6.1(F) of the Purchase Agreement, which in turn is an Event of Default under Section 9(E) of the Purchase Agreement; and

                           (c) the Seller anticipates that, subsequent to the date of this Forbearance Agreement, the Seller will breach the Additional Warranties, Representations, and Covenants in Section 6.2(J) of the Purchase Agreement, which in turn is an Event of Default under
         Section 9(E) of the Purchase Agreement, which provides for certain "AP Milestones" that are required to be met on May 31, 2002 and on June 30, 2002, which relate to the maximum percentage of the Seller's aggregate accounts receivable that are over 90 days from invoice date.

The Events of Default referred to above and the specific occurrences of these Events of Default prior to the date of this Forbearance Agreement are referred to as the "Specific Events of Default."

         C.       The Specific Events of Default remain uncured as of this date.



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 1

         D. Pursuant to Section 10 of the Purchase Agreement, Buyer is authorized to exercise various rights and remedies including, but not limited to, declaring all Obligations immediately due and payable.

         E. The Seller has requested that Buyer forbear temporarily from exercising certain of Buyer's rights and remedies under the Purchase Agreement and that Buyer provide temporary, additional financing to Seller.

         F. Buyer has agreed to forbear temporarily, as set forth in this Forbearance Agreement, and to provide temporary additional financing to Seller.

         G. The Seller has advised Buyer that certain personal property taxes are past due and owing to the local taxing authorities in Dallas County, Texas, in the amount shown on the cash budget attached hereto as Exhibit "A". The Seller has requested the temporary additional financing, in part, to pay such personal property taxes current.

                                 ACKNOWLEDGMENTS

         A. The Seller hereby acknowledges and agrees to the accuracy of all Recitals included in this Forbearance Agreement.

         B. To the extent that there is a conflict between the terms of this Forbearance Agreement and the terms of the Purchase Agreement, the terms of this Forbearance Agreement shall govern.

         C. The Seller acknowledges and agrees that, as of May 28, 2002, the outstanding principal amount of the Obligations is $2,027,317.19, exclusive of interest, costs, fees, and other expenses payable by the Seller to Buyer under the Purchase Agreement as of such date.

         D. The Seller further acknowledges and agree that, as a result of the occurrence of the Specific Events of Default, the Seller has declared Obligations under the Purchase Agreement due and payable in full, that the entire balance thereof is immediately due and payable in full, and that Buyer has exercised its right to cease buying receivables from Seller, the Seller having waived, and hereby waiving, notice of intention to accelerate, notice of acceleration, and all other notices, presentments, demands, including without limitation, those set forth in the Purchase Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to the above Recitals and Acknowledgments, and further as follows:



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 2

         1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Forbearance Agreement shall have the meanings ascribed to them in the Purchase Agreement.

         2. FORBEARANCE. Forbearance to July 22, 2002. Subject to the terms and conditions set forth in this Forbearance Agreement and the Seller's acknowledgments and agreements set forth above, and expressly conditioned upon the absence of any additional Events of Default, and satisfaction and fulfillment of each of the conditions precedent set forth in Section 3 below and the conditions subsequent set forth in Section 4 below, Buyer shall forbear from demanding payment in full of the Obligations and forbear from exercising its rights and remedies under Section 10 of the Purchase Agreement (other than the right to cease buying receivables) as a result of the Specific Events of Default for a period (the "Forbearance Period") beginning on the date of this Forbearance Agreement and expiring on the earlier to occur of the following:

                           (1) 5:00 p.m., Pacific time, July 22, 2002; or

                           (2) any occurrence of any Event of Default other than
                  the Specific Events of Default or any re-occurrence of a Specific Event of Default after the date of this Forbearance Agreement.

         3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF FORBEARANCE PERIOD. The effectiveness of this Forbearance Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by
Buyer:

                  3.1. Buyer shall have received this Forbearance Agreement, duly executed by the Seller.

                  3.2. Buyer shall have received and approved an operating cash budget through July 31, 2002, dated as of the date of this Forbearance Agreement, attached hereto as Exhibit "A".

                  3.3. The representations and warranties contained herein and in the Purchase Agreement shall be true and correct in all material respects on and as of the date hereof.

                  3.4. No Default or Event of Default under the Purchase Agreement shall have occurred and be continuing, other than the Specific Events of Default, unless such Default or Event of Default has been specifically waived in writing by Buyer.

         4. CONDITIONS SUBSEQUENT TO EFFECTIVENESS. The continued effectiveness of this Forbearance Agreement is subject to the satisfaction of the following conditions subsequent, unless specifically waived in writing by Buyer.

                  4.1. Access. The Seller shall give Buyer and Buyer's auditors or its agent complete access to the Seller's books and records during the Forbearance Period. The Seller agrees to provide complete cooperation with Buyer and Buyer's auditors or its agent.



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 3

                  4.2. Blocked Accounts. The Seller shall ensure the deposit of all payments collected by the Seller on its accounts into JP Morgan Chase Bank account no. 00102630523 or JP Morgan Chase Bank account no. 00102630531 as required by the Blocked Account Control Agreement. The Seller agrees to provide complete cooperation with Buyer and Buyer's auditors or its agent, and the Seller shall provide 100% remittance of all cash collections from all sources into the blocked accounts described above until further notice.

                  4.3 Ericsson Litigation. The Seller will deposit in one of the blocked accounts described in Section 4.2 above on the earlier to occur of (i) receipt of funds, or (ii) June 30, 2002, funds in the amount of $700,000 received pursuant to certain agreements arising out of litigation between the Seller and LM Ericsson Telephone Company or an affiliate thereof (the "Ericsson Litigation").

                  4.4 Deposits into Blocked Accounts. Any and all cash received by Seller, whether from accounts receivable or otherwise, will be deposited into one of the blocked accounts described in Section 4.2 above or will be wired to the Seller's cash collateral account at Buyer, in accordance with the following instructions: Federal Reserve Bank, for credit to Silicon Valley Bank, ABA # 121 140 399, further credit to XeTel Corporation, Account # 330 036 3022.

                  4.5 Payment of Personal Property Taxes. Within five (5) days of the date of this Forbearance Agreement, the Seller will pay the personal property taxes that are past due and owing to the local taxing authorities in Dallas County, Texas, and will deliver to Buyer receipts and other evidence reasonably satisfactory to Buyer that all such taxes have been paid in full. Until the Seller delivers to Buyer receipts and other evidence reasonably satisfactory to Buyer that all such taxes have been paid in full, the Buyer will be entitled to increase the "Reserves" (as such term is defined in Section 8 of the Addendum attached hereto as Exhibit "B") by the amount of the unpaid personal property taxes.

         5. AMENDMENTS.

                  5.1. Definitions. The definition of "Lockbox" in Section 1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Lockbox' shall have the meaning set forth in Section 6.1(k) hereof."

                  5.2. Revolving Loans. A new Section 2.5 is added to the Purchase Agreement as follows:

                  "2.5 REVOLVING LOANS. The Buyer may, at its option, make loans to Seller under the terms and conditions set forth in the Addendum attached to the Forbearance Agreement."

                  5.3. Material Adverse Change. Section 9(J)(i) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 4

                  "(J)(i) There is a material adverse change in the business, operations, or condition (financial or otherwise) of the Seller, or
         (ii) there is any change (a "Management Change") in the person serving as Chief Executive Officer, Chief Financial Officer, Chief Fiscal Officer, Director of Sales, or Vice President of Operations of the Seller, and the Seller fails to (A) notify in writing the Buyer within twenty-four (24) hours of such Management Change and (B) provide in writing, within forty-eight (48) hours of the deadline for giving notice of the Management Change, a plan for responding to the Management Change with a suitable replacement, in reasonable detail and that is satisfactory to the Buyer, or"

                  5.4. Termination Date. Section 16 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "16. TERMINATION DATE. This agreement will terminate on July 22, 2002."

                  5.5. Addendum. the Purchase Agreement is hereby amended and restated by adding the Addendum attached hereto as Exhibit "B".

         6. ADDITIONAL AGREEMENTS.

                  6.1 Forbearance Fee. In consideration of the agreements of Buyer set forth in this Forbearance Agreement, Seller agrees to pay Buyer the following:

                  (a) $20,000 on the date this Forbearance Agreement is executed;

                  (b)      $20,000 on June 22, 2002; and

                  (c)      $20,000 on July 22, 2002.

                  6.2. Consent to Relief. In the event of any re-occurrence of a Specific Event of Default or any breach of the Conditions Precedent, the Conditions Subsequent or the Additional Agreements set forth in this Forbearance Agreement, then, to the extent that Buyer establishes before a court of appropriate jurisdiction that any of the foregoing has occurred, the Seller consents to injunctive relief for the benefit of Buyer in order to enforce the terms of this Forbearance Agreement and the Purchase Agreement.

                  6.3. Potential Capital Infusions. Seller will advise and inform Buyer of any and all potential infusions of capital, including, but not limited to, offers from an investor buyer to purchase the Seller, or substantially all of the assets of the Seller.

         7. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

                  7.1. Controlling Agreement. The terms and provisions set forth in this Forbearance Agreement shall supersede all inconsistent terms and provisions set forth in the Purchase Agreement and, except as expressly set forth in this Forbearance Agreement, the terms and provisions of the Purchase Agreement are ratified and confirmed and shall continue in full



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 5
force and effect. The parties hereto agree that the Purchase Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms as amended.

                  7.2. Access. The Seller represents and warrants that the Seller has given Buyer complete access to the Seller's books and records.

                  7.3. Representations and Warranties. The Seller hereby represents and warrants to Buyer as follows:

                  (a) the execution, delivery and performance of this Forbearance Agreement and any and all other agreements executed and/or delivered in connection herewith or therewith have been authorized by all requisite corporate action on the part of the Seller and will not violate the Certificate of Incorporation or Bylaws of the Seller;

                  (b) the representations and warranties contained in this Forbearance Agreement and the Purchase Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that breaches thereof are specifically waived by this Forbearance Agreement;

                  (c) no Default or Event of Default under the Purchase Agreement has occurred and is continuing, other than the Specific Events of Default, unless such Default or Event of Default has been specifically waived in writing by Buyer;

                  (d) the Seller is in full compliance with all covenants and agreements contained in the Purchase Agreement, other than those covenants and agreements specifically identified in this Forbearance Agreement;

                  (e) the consummation of the transactions contemplated hereby will not (i) violate any provision of the organizational documents or governing instruments of the Seller, (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, the Seller, or (iii) constitute a violation by the Seller of any law or regulation of any jurisdiction applicable to the Seller;

                  (f) this Forbearance Agreement was reviewed by the Seller, who acknowledges and agrees that the Seller (i) understands fully the terms of this Forbearance Agreement and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Forbearance Agreement reviewed by, and to discuss this Forbearance Agreement with, such attorneys and other persons as the Seller may wish, and (iii) has entered into this Forbearance Agreement of its own free will and accord and without threat or duress; and

                  (g) this Forbearance Agreement and all information furnished to Buyer is made and furnished in good faith, for value and valuable consideration; and this Forbearance Agreement has not been made or induced by any fraud, duress or undue influence exercised by Buyer or any other person.



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 6

         8. MISCELLANEOUS.

                  8.1. Misrepresentation. The Seller shall indemnify and hold Buyer harmless from and against any losses, damages, costs and expenses (including attorneys' fees) incurred by Buyer as a direct or indirect result of
(i) breach of any representation or warranty contained in this Forbearance Agreement, or (ii) any breach or default under any of the covenants or agreements contained in this Forbearance Agreement.

                  8.2. Covenants and Agreements. The Seller hereby agrees and acknowledges that it is well and truly indebted to Buyer pursuant to the terms of the Purchase Agreement and other documents executed in connection therewith and hereby agrees to observe, comply with and perform all of the obligations, terms and conditions under or in the Purchase Agreement and other documents executed in connection therewith, except as may be amended or waived by this Forbearance Agreement.

                  8.3. Ratification of Liens and Security Interests. The Seller hereby acknowledges and agrees that the liens and security interests of Buyer, as more fully described in the Purchase Agreement and documents executed in connection therewith, are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by Buyer in writing and as otherwise permitted under the Purchase Agreement.

                  8.4. No Waiver. The Seller agrees that nothing contained in this Forbearance Agreement shall affect or impair the validity or priority of the liens and security interests under any of the documents executed in connection with the Purchase Agreement. Buyer further reserves all its rights under the these documents except as expressly modified herein.

                  8.5. Survival of Representations and Warranties. Except as provided otherwise in this Forbearance Agreement, all representations and warranties made in the Purchase Agreement or any document executed in connection therewith, including, without limitation, any document furnished in connection with this Forbearance Agreement, shall survive the execution and delivery of this Forbearance Agreement, and no investigation by Buyer or any closing shall affect the representations and warranties or the right of Buyer to rely upon them.

                  8.6. Expenses of Buyer. The Seller agrees to pay on demand all reasonable costs and expenses incurred by Buyer in connection with the preparation, negotiation and execution of this Forbearance Agreement and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of Buyer's legal counsel. The Seller acknowledges that Buyer may debit the Seller's account to pay such costs and expenses. Further, the Seller acknowledges that, at the execution and delivery of this Forbearance Agreement, Buyer may debit the Seller's account to pay costs and expenses, including Buyer's attorneys' fees, incurred at such time.

                  8.7. Severability. Any provision of this Forbearance Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 7
remainder of this Forbearance Agreement, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  8.8. Successors and Assigns. This Forbearance Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  8.9. Headings. The headings of the sections and subsections of this Forbearance Agreement are inserted for convenience only and do not constitute a part of this Forbearance Agreement.

                  8.10. Counterparts. This Forbearance Agreement may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument. However, no party shall be required to exhibit or prove all counterparts of the original agreement to make proof of same, rather each counterpart shall constitute an enforceable agreement against the party who has executed the same.

                  8.11. Facsimile Execution. This Forbearance Agreement may be executed and delivered by facsimile, and the production of a facsimile counterpart shall have the same force and effect as production of an originally executed counterpart for all purposes.

                  8.12. No Commitment. The Seller agrees that Buyer has made no commitment or other agreement regarding the Purchase Agreement, or any document executed in connection therewith, except as expressly set forth in this Forbearance Agreement. The Seller warrants and represents that the Seller will not rely on any commitment, further agreement to forbear or other agreement on the part of Buyer unless such commitment or agreement is in writing and signed by Buyer.

                  8.13. Survival. All representations, warranties, covenants and agreements of the parties made in this Forbearance Agreement shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

                  8.14. Time of Essence. The parties to this Forbearance Agreement have agreed specifically with regard to the times for performance set forth in this Forbearance Agreement. Further, the parties to this Forbearance Agreement acknowledge that the agreements with regard to the times for performance are material to this Forbearance Agreement. Therefore, the parties agree and acknowledge that time is of the essence to this Forbearance Agreement.

                  8.15. LAW GOVERNING. THIS FORBEARANCE AGREEMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF CALIFORNIA AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 8

STATE OF CALIFORNIA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

                  8.16. WAIVER; MODIFICATION. NO PROVISION OF THIS FORBEARANCE AGREEMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF BUYER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES THAT THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY.

                  8.17. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SELLER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS FORBEARANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF BUYER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

                  8.18. FINAL AGREEMENT. THIS FORBEARANCE AGREEMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS FORBEARANCE AGREEMENT IS EXECUTED. NEITHER THIS FORBEARANCE AGREEMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  8.19. RELEASE. SELLER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 9

AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM BUYER OR ITS AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. SELLER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BUYER, AND ITS AFFILIATES AND PARTICIPANTS, AND ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS FORBEARANCE AGREEMENT IS EXECUTED, WHICH SELLER MAY NOW OR HEREAFTER HAVE AGAINST BUYER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE PURCHASE AGREEMENT OR OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH, AND NEGOTIATION FOR AND EXECUTION OF THIS FORBEARANCE AGREEMENT. SELLER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST BUYER, ITS AFFILIATES, AND PARTICIPANTS, AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING OUT OF OR RELATED TO LENDER'S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OF SELLER TO BUYER, WHICH INDEBTEDNESS WAS EVIDENCED BY THE PURCHASE AGREEMENT AND THE LOAN DOCUMENTS.

                  8.20. Agreement Binding on the Seller. The Seller agrees that this Forbearance Agreement will be binding on the Seller.

                            [Signature page follows.]



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 10

         IN WITNESS WHEREOF, the Seller and Buyer have caused this Forbearance Agreement to be executed and delivered as of the date first written.

                                     SELLER:

                                     XETEL CORPORATION,
                                     a Delaware corporation


                                     By:
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     BUYER:

                                     SILICON VALLEY BANK


                                     By:
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------



FORBEARANCE AND AMENDMENT
NUMBER ONE TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 11

                                   EXHIBIT "A"

                              OPERATING CASH BUDGET

                                 [See attached.]



LIMITED WAIVER, FORBEARANCE
AND AMENDMENT NUMBER ONE TO
LOAN AND SECURITY AGREEMENT - Page 1

                                   EXHIBIT "B"

               ADDENDUM TO ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

                                 [See attached.]



LIMITED WAIVER, FORBEARANCE
AND AMENDMENT NUMBER ONE TO
LOAN AND SECURITY AGREEMENT - Page 1